UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	April 6, 2016

Vishay Precision Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-34679	27-0986328
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation or Organization)		Number)

3 Great Valley Parkway, Suite 150
Malvern, PA	19355
(Address of Principal Executive Offices)	(Zip Code)

(484) 321-5300
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

EXPLANATORY NOTE

This Form 8-K/A, Amendment No. 1, is being filed to provide audited historical financial statements of Pacific Instruments, Inc. ("Pacific") and the related unaudited pro forma financial information of Vishay Precision Group, Inc. (the "Company"). As previously reported in the Company's Current Report on Form 8-K filed on April 7, 2016 (the "Original Report"), the Company completed its acquisition of all the outstanding capital stock of Pacific pursuant to a Stock Purchase Agreement, dated April 6, 2016, by and among the Company and Pacific.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

•
Attached as Exhibit 99.1 hereto and incorporated herein by reference are the audited financial statements and related notes of Pacific Instruments, Inc. as of and for the years ended January 31, 2016 and January 31, 2015, and report of independent auditors.

(b) Pro Forma Financial Information.

•	Attached hereto as Exhibit 99.2 and incorporated by reference is the required unaudited pro forma financial information as of and for the year ended December 31, 2015.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Moss Adams LLP, independent auditors of Pacific.

99.1	Audited financial statements and related notes of Pacific Instruments, Inc. as of and for the years ended January 31, 2016 and January 31, 2015, and report of independent auditors.

99.2	Unaudited pro forma condensed combined financial statements as of and for the year ended December 31, 2015.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vishay Precision Group, Inc.

Date: June 22, 2016	By:	/s/ William M. Clancy
Name: William M. Clancy
Title: Executive Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Moss Adams LLP, independent auditors of Pacific.

99.1	Audited financial statements and related notes of Pacific Instruments, Inc. as of and for the years ended January 31, 2016 and January 31, 2015, and report of independent auditors.

99.2	Unaudited pro forma condensed combined financial statements as of and for the year ended December 31, 2015.